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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2005

World Air Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26582 (Commission File Number)	20-2121036 (IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269
(Address of Principal Executive Offices)

(770) 632-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 1.01.    Entry Into a Material Definitive Agreement.

        See disclosure under Item 8.01. of this Current Report on Form 8-K (the "Form 8-K").

ITEM 2.01.    Completion of Acquisition or Disposition of Assets.

        See disclosure under Item 8.01. of this Form 8-K.

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        See disclosure under Item 8.01. of this Form 8-K.

ITEM 8.01.    Other Events.

  A.    Holding Company Organizational Structure

        World Air Holdings. Inc., a Delaware corporation (the "Registrant"), was organized on January 7, 2005 to enable its predecessor registrant and now its wholly-owned subsidiary, World Airways, Inc., a Delaware corporation (the "Company"), to implement a holding company organizational structure.

        Effective January 10, 2005, the Company reorganized into a holding company structure, whereby the Registrant (i) became the holding company for the Company and its subsidiary, World Airways Parts Company LLC, a Delaware limited liability company, and (ii) pending regulatory approval, will become the holding company for World Risk Solutions, Ltd., a company limited by shares organized under the laws of Bermuda. The holding company organizational structure was effected through a merger (the "Merger") conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware ("DGCL"), which provides for the formation of a holding company structure without a vote of the stockholders of the corporation in the position of the Company. The creation of a holding company structure is intended to increase the future planning flexibility of the Registrant.

        In the Merger, World Merger Subsidiary, Inc., a Delaware corporation (the "Merger Sub"), merged with and into the Company with the Company continuing as the surviving corporation. Prior to the Merger, the Registrant was a direct, wholly-owned subsidiary of the Company and Merger Sub was a direct, wholly-owned subsidiary of the Registrant. Both the Registrant and Merger Sub were organized for the sole purpose of implementing the holding company structure.

        Pursuant to the Merger, (i) each issued and outstanding share of common stock of the Company, par value $.001 per share (the "Company Common Stock"), was converted into one share of common stock of the Registrant, par value $.001 per share (the "Registrant Common Stock"), (ii) each issued and outstanding share of common stock of Merger Sub, par value $.001 per share, was converted into one share of the Company Common Stock, and the separate corporate existence of Merger Sub ceased, and (iii) all of the issued and outstanding shares of the Registrant owned by the Company were automatically canceled and retired. As a result, each stockholder of the Company became a holder of the Registrant Common Stock, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences and qualifications, limitations and restrictions as those securities that the stockholder held in the Company. In addition, each issued but not outstanding share of the Company Common Stock held in the treasury of the Company was converted into one share of issued but not outstanding Registrant Common Stock held in the treasury of the Registrant. As a result of the Merger, the Company became a direct, wholly owned subsidiary of the Registrant.

        In connection with the Merger, the Registrant adopted the Company's Amended and Restated 1995 Stock Incentive Plan, and renamed it the "World Air Holdings, Inc. Amended and Restated Stock Incentive Plan." In addition, the Registrant assumed the Company's obligations under the 1999 Chief Executive Stock Option Plan, Restricted Stock Plan for Eligible Employees, and the Non-Employee Directors' Stock Option Plan, and, to the extent agreed to by the officers of each of the Registrant and the Company, the Registrant will assume and maintain for the benefit of eligible directors, executive officers, and/or employees of the Registrant, the Company and/or any other affiliate such employee pension and/or welfare plans that were maintained by the Company prior to the Merger as primary sponsor with Registrant acting in the Company's stead as primary sponsor of any such plans.

        The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding Company Common Stock are deemed to represent the same number of shares of the Registrant Common Stock until surrendered for transfer or exchanged in due course for certificates representing the Registrant Common Stock. The Registrant Common Stock will continue to be listed and traded on the Nasdaq SmallCap Market under the symbol "WLDA" without interruption and with the same CUSIP number. The Merger constitutes a tax-free transaction to stockholders for federal income tax purposes.

        In accordance with Section 251(g) of the DGCL, the provisions of the certificate of incorporation, including, without limitation, those relating to the authorized capital stock and the bylaws of the Registrant are identical to those of the Company prior to the Merger. The directors of the Registrant are the same individuals who were directors of the Company immediately prior to the merger. Certain executive officers of the Company have been appointed to serve as executive officers of the Registrant, including Randy J. Martinez as President and Chief Executive Officer, Jeffrey L. MacKinney as Chief Operating Officer, Gilberto M. Duarte, Jr. as Chief Financial Officer, Reid C. Gibson as Vice President, Treasurer and Risk Manager, and Mark M. McMillin as Assistant General Counsel and Corporate Secretary.

        In connection with the Merger, the Registrant executed certain joinder agreements to the Loan Agreement, dated as of December 30, 2003, by and among the Registrant as borrower, Govco Incorporated as primary Tranche A lender, Citibank, N.A. as alternate Tranche A lender, collateral agent and agent, Citicorp North America Inc. as Govco administrative agent, Citicorp USA Inc. as Tranche B lender, Phoenix American Financial Services, Inc. as loan administrator, and the Air Transportation Stabilization Board (the "ATSB"), and related financing and security documents (collectively, the "Loan Documents"), pursuant to which the Registrant assumed all the obligations of the Company under the Loan Documents and unconditionally guaranteed the Company's performance of its obligation under the ATSB term loan (the "ATSB Loan") governed by the Loan Documents. Furthermore, the Registrant executed a joinder to that certain Registration Rights Agreement, dated as of December 30, 2003 (the "Registration Rights Agreement"), by and between the Company and the ATSB, assuming the Company's registration obligations under the Registration Rights Agreement relating to the warrants issued to the ATSB by the Company in connection with the closing of the ATSB Loan. The Registrant also issued to the ATSB replacement warrants to purchase in the aggregate 2,267,112 shares of the Registrant Common Stock in lieu of the same amount of outstanding warrants previously issued to the ATSB by the Company.

        Finally, the Registrant, the Company, and Wachovia Bank, National Association (the "Trustee"), executed the First Supplemental Indenture, dated as of January 10, 2005 (the "First Supplemental Indenture"), pursuant to which the Registrant became a party to that certain Indenture, dated as of December 30, 2003 (the "Indenture"), by and between the Company and the Trustee, relating to the issuance by the Company of $25,545,000 aggregate principal amount of 8.0% Convertible Senior Subordinated Debentures due 2009 (the "Debentures"), of which $18,113,000 aggregate principal amount remains issued and outstanding. Pursuant to the terms of the First Supplemental Indenture, the Registrant became a co-obligor under the Indenture and, along with the Company, jointly and severally liable for the payment of interest and principal on the Debentures.

  B.    Press Release

        On January 10, 2005, the Registrant issued a press release announcing that it had implemented the holding company organizational structure. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

* * * *

        The events and transactions described above under this Item 8.01. are also responsive to Item 1.01 (Entry into a Material Definitive Agreement) in that the Agreement and Plan of Merger filed herewith as Exhibit 2.1 governed the terms and conditions of the Merger, responsive to Item 2.01 (Completion of Acquisition or Disposition of Assets) in that the Registrant became the parent holding company for the Company, and responsive to Item 5.03 (Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year) in that the Restated Certificate of Incorporation, as amended, of the Company and the Amended and Restated Bylaws of the Company, as in effect prior to the Merger, became the Amended and Restated Certificate of Incorporation of the Registrant, and the Bylaws of the Registrant.

ITEM 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Document
2.1	Agreement and Plan of Merger, dated as of January 10, 2005, by and among World Airways, Inc., World Air Holdings, Inc., and World Merger Subsidiary, Inc.
2.2	Transfer Agreement, dated as of January 10, 2005, by and between World Air Holdings, Inc. and World Airways, Inc.
3.1	Amended and Restated Certificate of Incorporation of World Air Holdings, Inc.
3.2	Bylaws of World Air Holdings, Inc.
3.3
Restated Certificate of Incorporation, as amended, of World Airways, Inc. (incorporated by reference to Exhibit 3.1 to World Airways, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the SEC on March 27, 2003).
3.4	Certificate of Correction of Restated Certificate of Incorporation, as amended, of World Airways, Inc.
3.5	Second Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of World Airways, Inc.
3.6	Amended and Restated Bylaws of World Airways, Inc. (incorporated by reference to Exhibit 3.1 to World Airways, Inc.'s Current Report on Form 8-K, filed with the SEC on November 11, 2004).
4.1	First Supplemental Indenture, dated as of January 10, 2005, by and among World Air Holdings, Inc., World Airways, Inc., and Wachovia Bank, National Association.
10.1	Waiver to Loan Agreement, dated as of January 10, 2005, by and between World Airways, Inc. and Air Transportation Stabilization Board.
10.2	Joinder to Loan Agreement, dated as of January 10, 2005, entered into by World Air Holdings, Inc.
10.3	Parent Guarantee, dated as December 10, 2005, entered into by World Air Holdings, Inc.

10.4
Joinder to and Modification of Mortgage and Security Agreement, dated as of January 10, 2005, by and among World Air Holdings, Inc., World Airways, Inc., World Airways Parts Company, LLC, and Citibank, N.A.
10.5	Joinder to Registration Rights Agreement, dated as of January 10, 2005, by and among World Air Holdings, Inc., World Airways, Inc. and Air Transportation Stabilization Board.
10.6	Warrant No. D-1-1, dated as of January 10, 2005, in favor of Air Transportation Stabilization Board.
10.7	Warrant No. D-1-2, dated as of January 10, 2005, in favor of Air Transportation Stabilization Board.
10.8	Warrant No. D-1-4, dated as of January 10, 2005, in favor of Air Transportation Stabilization Board.
10.9	Form of Irrevocable Stock Power of World Air Holdings, Inc., assigning interest in World Risk Solutions, Ltd.
10.10	Form of Irrevocable Stock Power of World Air Holdings, Inc., assigning interest in World Airways, Inc.
99.1	Press Release of World Airways, Inc. issued on January 10, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIR HOLDINGS, INC. (Registrant)
Date: January 5, 2005	By:	/s/ GILBERTO M. DUARTE, JR. Gilberto M. Duarte, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
2.1	Agreement and Plan of Merger, dated as of January 10, 2005, by and among World Airways, Inc., World Air Holdings, Inc., and World Merger Subsidiary, Inc.
2.2	Transfer Agreement, dated as of January 10, 2005, by and between World Air Holdings, Inc. and World Airways, Inc.
3.1	Amended and Restated Certificate of Incorporation of World Air Holdings, Inc.
3.2	Bylaws of World Air Holdings, Inc.
3.3
Restated Certificate of Incorporation, as amended, of World Airways, Inc. (incorporated by reference to Exhibit 3.1 to World Airways, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the SEC on March 27, 2003).
3.4	Certificate of Correction of Restated Certificate of Incorporation, as amended, of World Airways, Inc.
3.5	Second Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of World Airways, Inc.
3.6	Amended and Restated Bylaws of World Airways, Inc. (incorporated by reference to Exhibit 3.1 to World Airways, Inc.'s Current Report on Form 8-K, filed with the SEC on November 11, 2004).
4.1	First Supplemental Indenture, dated as of January 10, 2005, by and among World Air Holdings, Inc., World Airways, Inc., and Wachovia Bank, National Association.
10.1	Waiver to Loan Agreement, dated as of January 10, 2005, by and between World Airways, Inc. and Air Transportation Stabilization Board.
10.2	Joinder to Loan Agreement, dated as of January 10, 2005, entered into by World Air Holdings, Inc.
10.3	Parent Guarantee, dated as December 10, 2005, entered into by World Air Holdings, Inc.
10.4
Joinder to and Modification of Mortgage and Security Agreement, dated as of January 10, 2005, by and among World Air Holdings, Inc., World Airways, Inc., World Airways Parts Company, LLC, and Citibank, N.A.
10.5	Joinder to Registration Rights Agreement, dated as of January 10, 2005, by and among World Air Holdings, Inc., World Airways, Inc. and Air Transportation Stabilization Board.
10.6	Warrant No. D-1-1, dated as of January 10, 2005, in favor of Air Transportation Stabilization Board.
10.7	Warrant No. D-1-2, dated as of January 10, 2005, in favor of Air Transportation Stabilization Board.
10.8	Warrant No. D-1-4, dated as of January 10, 2005, in favor of Air Transportation Stabilization Board.
10.9	Form of Irrevocable Stock Power of World Air Holdings, Inc., assigning interest in World Risk Solutions, Ltd.
10.10	Form of Irrevocable Stock Power of World Air Holdings, Inc., assigning interest in World Airways, Inc.
99.1	Press Release of World Airways, Inc. issued on January 10, 2005.

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  ITEM 1.01. Entry Into a Material Definitive Agreement.
  ITEM 2.01. Completion of Acquisition or Disposition of Assets.
  ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  ITEM 8.01. Other Events.
  ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX